Exhibit 32.2
                                 INTERDENT, INC.

                            CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

I, Robert W. Hill Vice President, Finance & Accounting of InterDent, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

3) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2003, which this statement accompanies, fully complies with requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

4) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of InterDent, Inc.

Date: August 20, 2003

                                     /s/ ROBERT HILL
                                  ------------------------------------
                                     Robert W. Hill
                                     Vice President, Finance & Accounting